Q2’FY24 Earnings Call Supplemental Presentation January 31, 2024

Forward-looking Statements This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing. 2 Proprietary and Confidential Property of Accuray Safe Harbor Statement   Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: expectations regarding adjusted EBITDA and revenue; our ability to deliver on our goals and strategic growth plans; and expectations related to new product innovations and offerings as well as revenue growth and market share going forward. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “may,” “will be,” “will continue,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: risks related to the current global economic environment, including in connection with the COVID-19 pandemic, inflation or recession on our business, financial condition, results of operations or cash flows; disruptions to our supply chain, including increased logistics costs; our ability to achieve widespread market acceptance of our products, including new product offerings and improvements; our ability to develop new products or enhance existing products to meet customers’ needs and compete favorably in the market; our ability to realize the expected benefits of the joint-venture and other partnerships; risks inherent in international operations; our ability to effectively manage our growth; our ability to maintain or increase our gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; our ability to meet the covenants under our credit facilities; our ability to convert backlog to revenue; and other risks identified under the heading “Risk Factors” in our quarterly report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2023, and as updated periodically with our other filings with the SEC.    Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.  Non-GAAP Financial Measures   This presentation also contains non-GAAP financial measures.  Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results.  Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in the Appendix. Accuray has also reported certain operating results on a constant currency basis in order to facilitate period-to-period comparisons of its results without regard to the impact of foreign currency exchange rate fluctuations. Management believes disclosure of non-GAAP constant currency results is helpful to investors because it facilitates period-to-period comparisons of the company's results by increasing the transparency of the underlying performance by excluding the impact of foreign currency exchange rate fluctuations. Accuray calculates the constant currency amounts by translating local currency amounts in the current period using the same foreign translation rate used in the prior period being compared against rather than the actual exchange rate in effect during the current period.   There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures. Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.  Medical Advice Disclaimer   Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary.

Delivering on Our Strategy

Closing the Gaps to Cancer Care Advance Care by providing solutions that address the biggest pain points in RT  Drive Patient Access to radiotherapy treatments in developed and high potential underserved markets Delight Customers by ensuring high operational performance so no patient is rescheduled Hope Confidence Goals

Our Strategic Growth Plan: Key Pillars Guided by Our Vision: To expand the curative power of radiation therapy to improve as many lives as possible Grow revenue through innovation to advance care and expand access Operational excellence and efficiency Expand service revenue with installed base growth and value-added solutions Profitability expansion Strengthen balance sheet and cash flow

Expanding Access to Breast Cancer Segment: VitalHold™[1] for the Radixact® System

ACCURAY



Radixact

Clinical Impact

- Treatment for breast cancer represents more than 20% of cases seen by radiation oncology departments[2,3]

Accuray Solution

- Radixact® System + VitalHold™ provides unmatched treatment delivery versatility
- Received Shonin approval and launched VitalHold at JASTRO in Japan
- VitalHold now is cleared to sell in Japan, US and EU obtained in 2023

1: VitalHold™ availability is subject to regulatory clearance or approval in some markets
2: United States Department of Health and Human Services, Report to Congress, Episodic Alternative Payment Model For Radiation Therapy Services, November 2017 (https://innovation.cms.gov/files/reports/radiationtherapy-apm-rtc.pdf)
3: https://www.cancer.org/research/cancer-facts-statistics/breast-cancer-facts-figures.html

Proprietary and Confidential Property of Accuray 6

Expanding Access to Global Value Segment Accuray Helix™ Tomo® C Locally Manufactured, China Solution Manufactured in Madison, Wisconsin Fueling Growth in China Type B Market Unique Features Designed for Workflow Efficiency

CyberKnife® System Momentum YOY new orders growth: Q2: +45%; 1H +38% Growing SRS/SBRT programs driven by clinical evidence (prostate, lung, brain) Driving trade-in, trade-up of aged installed base: 63% of Q2 TITU orders Key reference sites order 2nd system

Q2'FY24 and 1H'FY24 Financials

Strong financial performance

KEY FINANCIAL METRICS

$M	Q2	Y/Y	Q2 Y/Y XFX[2]	1H	Y/Y	1H Y/Y XFX[2]
Gross Orders	$93.9M	19%	18%	$157.6M	6%	5%
Revenues	$107.2M	(7%)	(8%)	$211.1M	(0%)	(1%)
Product	$51.5M	(19%)	(19%)	$104.9M	(3%)	(4%)
Service	$55.7M	8%	7%	$106.2M	3%	2%
Op. Expenses	$39.9M	(1%)		$77.1M	0%	
R&D	$15.3M	4%		$29.3N	2%	
SG&A	$24.6M	(4%)		$47.9M	(1%)	
Adj. EBITDA[1]	$2.0M	(76%)		$8.5M	(18%)	

Highlights

- Robust orders with book-to-bill ratio of 1.8
- New product innovation stimulating order momentum
- EIMEA driving orders and revenue
- Installed base growth helping drive service revenue increase
- Provided Q3 FY24 revenue guidance of $112M to $118M, and adjusted EBITDA[3] guidance of $6M to $9M
- Reaffirming FY24 full year revenue and adjusted EBITDA[1] guidance

[1] Adjusted EBITDA is a non-GAAP measure. Please see Slides 12, 13 and 15 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.
[2] Percentages shown on a constant currency basis (non-GAAP) to facilitate period-to-period comparisons without regard to the impact of foreign currency exchange rate fluctuations. Accuray calculates the constant currency amounts by translating local currency amounts in the current period using the same foreign translation rate used in the prior period being compared against rather than the actual exchange rate in effect during the current period.
[3] Adjusted EBITDA is a non-GAAP measure. Please see Slide 14 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure

Proprietary and Confidential Property of Accuray 9

Maintaining FY24 Guidance Communicated August 9, 2023 Takes into account expectations regarding uncertainty and impact from macro environmental climate, FX and inflation Revenue Adjusted EBITDA1 $447.6M $23.9M FY24 Guidance Range FY23 Actual $ in millions % = YoY Growth $460M - $470M +3% - 5% $27M - $30M +13% - 25% 1 Adjusted EBITDA is a non-GAAP measure.  Please see Slide 15 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

Thank you

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization Three Months Ended December 31, 2023 Three Months Ended December 31, 2022 $ $ $ $ (9,621) 1,546 2,314 2,713 878 2,008 (1,874) 1,151 3,126 2,642 1,049 8,498 ERP and ERP related expenditures 1,545 466 GAAP to Adjusted EBITDA Q2 FY’24 and Q2 FY’23 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Restructuring charges 2,633 1,938

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization Six Months Ended December 31, 2023 Six Months Ended December 31, 2022 $ $ $ $ (12,590) 2,797 4,706 5,341 2,810 8,512 (7,323) 2,327 6,042 4,898 1,390 10,393 ERP and ERP related expenditures 2,815 1,121 GAAP to Adjusted EBITDA 1H FY’24 and 1H FY’23 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Restructuring charges 2,633 1,938

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization To From $ $ $ $ (1,000) 1,300 2,300 2,600 800 6,000 2,000 1,300 2,300 2,600 800 9,000 GAAP to Adjusted EBITDA Q3 FY’24 – Forward Looking Guidance Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Three Months Ended March 31, 2024

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization To From $ $ $ $ (6,400) 5,000 9,200 10,000 3,800 27,000 (3,400) 5,000 9,200 10,000 3,800 30,000 ERP and ERP related expenditures 2,800 2,800 GAAP to Adjusted EBITDA FY’24 – Forward Looking Guidance Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Twelve Months Ended June 30, 2024 Restructuring charges 2,600 2,600